UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2013

General Agriculture Corporation

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-174874 (Commission File Number)	35-2379917 (IRS Employer Identification No.)

Room 801, Plaza B, Yonghe Building,

No.28 AnDingMen East Street,

Dongcheng District,

Beijing, China.

Postal Code: 100007

(Address of principal executive offices and zip code)

Phone: 86-10-64097316

Fax: 86-10-64097026

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2013, Yongjun Zeng resigned from the positions of Director and Secretary of General Agriculture Corporation (the “Company”). Mr. Zeng’s resignation is not the result of any disagreement with the Company.

On September 5, 2013, Shaokang Zeng was appointed by the Company’s board of directors (the “Board”) as Treasurer and Secretary of the Company.

On September 5, 2013, the Board increased the number of directors from 3 to 5 and appointed Liwei Jia, Wei Lu, and Hongcai Li to fill the vacancies created by Mr. Zeng’s resignation and by the increase in number of members of the Board. Each of Mssrs. Jia, Lu and Li will serve as a Director until the close of the election of directors at the next annual meeting of the stockholders or thereafter until a successor shall have been duly elected and shall have qualified or until his earlier resignation or removal as provided in the Bylaws of the Company. The Board has concluded that each of Mssrs. Jia, Lu and Li is independent pursuant to the definition of independence under Rule 5605(a)(2) of the NASDAQ Listing Rules, based on an evaluation of the relationships between the Company and each of the directors.

Liwei Jia, age 35, graduated with a Bachelor’s Degree in Economics from Beijing Industry and Commerce University in June 2001. Mr. Jia is a Chinese Certified Public Accountant and an International Certified Internal Auditor. From July 2001 to December 2003, Mr. Jia was the project manager at Zhongrui Hengxin Accouting Firm. From January 2004 to December 2011, Mr. Jia was the Senior Audit Manager at PricewaterhouseCoopers Zhong Tian LLP and participated in the financial audit and internal control audits of a number of large Chinese public companies. From November 2011 to April 2012, Mr. Jia was the Executive Director of Funds and Assets Management of Beijing Shangyin Zhisheng Investments and Funds Management Co., Ltd. From December 2012 to the present, Mr. Jia is the managing director of Zhongfu Runde Investments Co., Ltd.

Wei Lu, age 38, graduated with a Master of Business Administration from University of Southern California, Marshall Business School in May 2003. From September 2003 to April 2007, Mr. Lu was the director of Fidelity Capital Investment Partners, providing advisory services for Chinese companies’ oversea listings. From May 2007 to December 2009, Mr. Lu was the managing director of World Capital Market Inc, providing consulting service for Chinese companies’ mergers & acquisitions. From January 2010 to May 2011, Mr. Lu was the Chief Financial Officer of Chongqing Maotian Group, assisting with the external financial audit, road shows and reorganization. From May 2011 to the present, Mr. Lu is a partner of Newmargin Capital, providing services for private equity and corporate finance.

Hongcai Li, age 40, earned a Bachelor’s degree in Economics from Chongqing Institute of Industrial Management. Mr Li is a certified intermediate level accountant. From July 1998 to March 2001, Mr Li served as the accounting manager of Chognqing Chaohua Technology Co., Ltd. From April 2001 to November 2006, Mr Li served as the Department Manager of Guomei Electronics Co Ltd. From December 2006 to March 2011, Mr Li was the Vice President of Accounting of Tianyin Pharmaceutical Co, Inc, a NYSE MKT listed company and handled the preparation of financial statements and accounting reporting. From April 2011 to the present, Mr Li served as the chief financial officer of Sichuan Qiangjiang Stone Company and Sichuan Huide Financing and Guaranty Company.

The Board appointed Mssrs. Jia, Lu and Li to serve on the Company’s Audit Committee. The Board has determined that each of the members of the Audit Committee is independent pursuant to the required standards set forth in Rule 10A-3(b) of the Securities Exchange Act of 1934, as amended, based on an evaluation of the relationships between the Company and each of the members. Mr. Jia will serve as Chairman of the Audit Committee. Each of Mssrs. Jia and Li were designated by the Board as an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended, based on the Board’s evaluation of his knowledge of accounting, qualifications and experience and has appropriate experience or background which results in his financial sophistication in accordance with the additional audit committee requirements of Rule 5605(c)(2)(A) of the NASDAQ Listing Rules.

The Company’s Board appointed Mssrs. Lu and Li to serve on each of the Company’s Compensation Committee and Nominating and Governance Committee. Mr. Li will serve as Chairman of the Compensation Committee and Mr. Lu will serve as Chairman of the Nominating and Governance Committee.

Each of Mssrs. Jia, Li and Lu will receive $1,297 (8000 RMB Yuan) per month as set forth in the Company’s Compensation Committee Charter:

The Company shall promptly reimburse each director for all reasonable out-of-pocket expenses incurred by him in connection with performance of his duties as a director including, attending (a) all meetings of the Board or applicable committees thereof, (b) executive sessions of the directors, and (c) stockholder meetings, as a director or a member of any committee of the Board, in each case which are approved by the Company in advance.

The Company shall, to the maximum extent and in the manner permitted by the Company’s Bylaws and the General Corporation Law of the State of Delaware, as each of them now exist or may hereafter be amended, indemnify the directors of the Company against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director. For purposes of indemnification, a “director” of the Company shall mean any person (i) who is or was a director of the Company, (ii) who is or was serving at the request of the Company as a director of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

The Company shall be required to indemnify a director in connection with an action, suit, or proceeding (or part thereof) initiated by such director only if the initiation of such action, suit, or proceeding (or part thereof) by the director was authorized by the Board.

The Company shall pay the expenses (including attorney’s fees) incurred by a director of the Company entitled to indemnification hereunder in defending any action, suit or proceeding referred to in the Compensation Committee Charter in advance of its final disposition; provided, however, that payment of expenses incurred by a director of the Company in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director to repay all amounts advanced if it should ultimately be determined that the director is not entitled to be indemnified under the Compensation Committee Charter.

Item 5.05	Amendments to the Registrant’s Code of Ethics.

On September 5, 2013, the Board adopted a revised code of conduct and ethics that applies to the directors, officers and employees of the Company. The revised code of conduct is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

14.1	Code of Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Agriculture Corporation
Dated: September 6, 2013
	By:	/s/ Xingping Hou
Name: Xingping Hou
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

14.1	Code of Conduct and Ethics.